CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


         Date of Report
(Date of Earliest Events Reported):                      Commission File Number:
         February 9, 2001                                     333-80429


                                   FORM 8-K/A

                              Omni Park Pass, Inc.
              -----------------------------------------------------
             (exact name of registrant as specified in its charter)

       Nevada                                                      75-2823489
----------------------                                           ---------------
(State of Incorporation)                                           (IRS ID No.)


           12655 N. Central Expressway, Suite 416, Dallas, Texas    75243
     ------------------------------------------------------------ ----------
                 (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code: 972-387-3376


Item 4.  Change in Registrant's Certifying Accountant.

Mark L. Cleland, Certified Public Accountant, of Dallas, Texas audited the Registrant's financial statements at and for the year ended December 31, 1999.On January 23, 2001, the Registrant received Mark L. Cleland resignation as auditor of the Registrant's financial statements at and for the year ended December 31, 2000. The decision to hire Crowder & Pearson was approved by the board of directors.

The report of Mark L. Cleland on the financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope or accounting principles. However, the report of Mark L. Cleland for December 31, 1999 and for the year then ended included an explanatory paragraph describing going concern contingencies.

During the period from inception to December 31, 1998, the year ended December 31, 1999 and the subsequent interim periods to the date of dismissal, there were no disagreements between the Registrant and Mark L. Cleland on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no disagreements between the Registrant and Mark L. Cleland on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures for the December 31, 1999 financial statements.

The Registrant has engaged Crowder & Pearson, Certified Public Accountants of Dallas, Texas, to audit its financial statements at and for the year ended December 31, 2000. Neither the Registrant nor anyone on its behalf at any time has consulted the newly engaged accountant regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or (iii) any matter that was either the subject of a disagreement (there being none) or a reportable event (there being none).

The Registrant has provided Mark L. Cleland with a copy of this Report on Form 8-K simultaneously with the filing hereof with the Commission, accompanied by a request that Mark L. Cleland furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the foregoing statements made by the Registrant. Mark L. Cleland's letter will be filed by the Registrant in an amendment to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)      not applicable

(b)      not applicable

(c)      Exhibits:

16.      Letter of Mark L. Cleland


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            OMNI PARK PASS, INC.
                                            ---------------------------------
                                            (Registrant)


                                            By: /s/ W. Cleveland Smith
                                               ------------------------------
                                                W. Cleveland Smith, President

DATE:   January 26, 2001
        Dallas, Texas